UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada		001-33166	20-4745737

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive			89144
Las Vegas,	Nevada

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01             Other Events

Allegiant Travel Company (the “Company”) is providing the following information to update results, current schedules and strategic measures being implemented by the Company to deal with the business disruptions caused by the Covid-19 pandemic.

With respect to our airline operations:

-Capacity for March 2020 was down 12.2 percent from March 2019.
-Revenue for March 2020 will be approximately 40 to 45 percent lower than March 2019.
-We expect capacity for April - May 2020 will be down 80 to 90 percent from the same period last year.
-We are also reducing our schedule into the summer season.
-We have received unprecedented cancellations, and bookings for future periods are well off prior periods.
-We are continuously reevaluating our flight schedule in light of low demand for future bookings.
-Losses will result from the pandemic and our return to profitability will be impacted by the duration of the national emergency and the pace of the recovery for the entire airline industry.

Last week, we applied for the payroll support funds to the Treasury department.

We are pursuing government and other financing alternatives.

Our current cash burn is estimated to be $2.0 to $2.5 million per day.

Thus far, we estimate we may realize as much as $320 million in cash outlay reductions to our initial 2020 plan (updating the number from our prior press release) through the following initiatives:
1.    Renegotiating payment terms and contracts with vendors
2.    Suspending all non-essential capital expenditures, including but not limited to, Sunseeker Resort, Teesnap and Nonstop
3.     Enacting a hiring freeze for all non-essential positions
4.     Suspending stock buybacks
5.     Suspending payment of dividends
6.     Executives have reduced salaries by 50 percent and Board members are foregoing cash compensation
7.     Suspending nearly all contractor positions and subscriptions
8.     Suspending non-essential training and travel (including Board of Director meetings which will be virtual for the remainder of the year).
So far, nearly 700 of our team-members have volunteered for a 60-day leave, at half pay.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this Report that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements may include, among others, anticipated airline operations, cost saving measures, future expenditures and other statements or comments about our future performance or strategic plans. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, the severity and duration of business disruption caused by the Covid-19 pandemic among other disclosed risks which may impact our ability to conserve cash during the period of disruption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2020	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory Anderson
	Name:	Gregory Anderson
	Title:	Chief Financial Officer

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